                       SEMIANNUAL REPORT / APRIL 30, 2002

                          AIM INTERNATIONAL EQUITY FUND

         On July 1, 2002, AIM International Equity Fund will be renamed
                         AIM International Growth Fund.

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                 [COVER IMAGE]

                      HUMAN ACHIEVEMENT BY TSING-FANG CHEN

 FOR THIS STUDY IN MODERN ICONOGRAPHY, TSING-FANG CHEN CREATED A MULTICULTURAL

  COLLAGE OF SYMBOLS REPRESENTING THE FINEST ACHIEVEMENT OF PEOPLE AROUND THE

WORLD. TODAY, THE INTERNATIONAL MARKETPLACE HELPS PUT MANY OF THE WORLD'S GREAT

 IDEAS INTO ACTION--IDEAS THAT COULD BECOME THE SYMBOLS OF HUMAN ACHIEVEMENT FOR

                                THE 21ST CENTURY.

================================================================================

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM International Equity Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class
    C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o The fund's average annual total returns as of the close of the reporting period ended 4/30/02 (including sales charges) are as follows: Class A shares, one year, -15.92%; five years, 0.59%; 10 years, 7.20%; inception (4/7/92), 7.44%. Class B shares, one year, -16.05%; five years, 0.61%;
    inception (9/15/94), 3.87%. Class C shares, one year, -12.56%; inception (8/4/97), -1.63%. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/02, the most recent calendar quarter-end, which were: Class A shares, one year, -11.18%; five years, 0.52%; inception (4/7/92), 7.49%. Class B shares, one year, -11.36%; five years, 0.55%; inception (9/15/94), 3.91%. Class C shares, one year, -7.69%; inception (8/4/97), -1.67%.

Past performance cannot guarantee comparable future results. DUE TO RECENT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI EAFE--Registered Trademark-- (Europe, Australasia and the Far East) Index is a group of foreign securities tracked by Morgan Stanley Capital International.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.


 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

    SUPPLEMENT TO
SEMIANNUAL REPORT
    DATED 4/30/02

AIM INTERNATIONAL EQUITY FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain standards. Performance of Institutional Class shares will differ from performance of Class A, B, and C shares due to differing sales charges and class expenses.

================================================================================

TOTAL RETURNS

For Periods Ended 4/30/02

Inception (3/15/02)        0.13%*

================================================================================

*Because Institutional Class shares of the fund have been offered for less than a year (since 3/15/02), total return shown is cumulative total return that has not been annualized.

================================================================================

TOTAL RETURNS

For Periods Ended 3/31/02 (most recent calendar quarter-end)

Inception (3/15/02)        0.00%*

================================================================================

*Because Institutional Class shares of the fund have been offered for less than a year (since 3/15/02), total return shown is cumulative total return that has not been annualized.

================================================================================

SHARE VALUE        NAV

3/15/02           $15.09
4/30/02           $15.11

================================================================================

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call AIM toll free at 800-451-4246.

AIM Funds Logo

                            A I M Distributors, Inc.                   INT-INS-2

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           In a letter to shareholders in spring 1995 fund reports,
ROBERT H.           before Alan Greenspan had uttered the words "irrational
GRAHAM]             exuberance," we cautioned our investors: "If you are
                    investing in mutual funds with expectations of double-digit returns every year, you will be disappointed. Maybe not today, but sometime in the future."

                       Depending on which AIM funds you own, there is a good
                    possibility you have experienced a loss during the past couple of years, perhaps including the six months covered by this report. Even investors who have not lost money may have been tempted to take their money out of the markets. We at AIM thank you for staying with us during this period.

                       Our nation and our markets have been badly shaken
                    recently: by terrorism and war, by the first recession in a decade, by a two-year bear market for equities, and by a loss of confidence in corporate governance and financial reporting stemming from the Enron collapse. It is obvious that markets got way ahead of themselves during the 1990s. Recall the euphoria about the Dow Jones Industrials breaking through the 10,000 mark. The Dow closed above that mark for the first time on March 29, 1999. As the period covered by this report closed, it was hovering around that mark.

   However, it would be foolish to replace irrational exuberance with equally irrational pessimism. Many of you who have only recently begun investing, perhaps as the markets were peaking in 1999 and 2000, may wonder whether markets ever produce positive returns. Nevertheless, the overwhelming majority of long-term investors, those who have been invested at least five years, are well ahead of where they started.

LONG-TERM OPTIMISM

One of our senior investment officers recently described what he considers the appropriate approach to the current equity markets: "optimism, tempered with rationality." I couldn't agree more. Looking at the long run, I cannot help being optimistic about the prospects for the U.S. economy. A great deal of the world's intellectual capital resides within our borders, and we enjoy a political and business structure that historically has provided unparalleled incentive for hard work and innovation. It takes effort not to be enthusiastic about the long-term state of the U.S. economy, and therefore of our equity markets.

   Beyond domestic equities, there are other investments with attractive potential. The likelihood of stable interest rates is strong, as the Federal Reserve has signaled its neutral stance in light of tame inflation and measured economic growth. Bonds typically do well in such a climate.

   The current international outlook is also favorable. Recent European economic data point to a pickup in manufacturing and consumer confidence. In Asia, export-led recovery is a dominant theme.

   No one, however, is anticipating a return to the heady days of the '90s, and a dose of realistic expectations would do us all well. Over the very long term--since before the Great Depression--domestic equities have produced average annual total returns of approximately 10%; fixed-income investments typically return less.

   As we warned seven years ago, bull markets do end. So do bear markets. The trouble is, no one can predict exactly when. In this environment, we at AIM can only promise to remain focused on two fundamental aspects of our business. The first is a disciplined investment process, which we know is the root of good performance over time. The other is excellent customer service, which you always deserve but probably need even more when markets are as volatile and generally disappointing as they have been lately.

YOUR FUND MANAGERS COMMENT

In the pages that follow, you will find your fund managers' more detailed discussion of factors that influenced your fund.

   Briefly, while world markets turned in mixed results during the reporting period, international markets as a whole outperformed many U.S. markets. AIM International Equity Fund Class A shares returned 4.57%, excluding sales charges, and the fund's benchmark index, the MSCI EAFE Index, returned 5.53% over the six-month reporting period. That's in contrast to the S&P 500 Index--frequently used as a general measure of U.S. stock market performance--which returned 2.31% over the same period.

   You can always find timely information about your fund and the markets in general on our Web site, aimfunds.com. We invite you to visit it often. Our Client Services Department can be reached during regular business hours at 800-959-4246.

   Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
June 10, 2002

INTERNATIONAL STOCKS RETURN TO THE LIMELIGHT

HOW DID AIM INTERNATIONAL EQUITY FUND PERFORM OVER THE REPORTING PERIOD?

After being overshadowed by U.S. stocks during the bull market of the '90s, international markets are once again starting to shine. In the first quarter of 2002, many regions of the world outperformed U.S. markets. Given this environment, for the six-month reporting period ended April 30, 2002, AIM International Equity Fund returned 4.57% for Class A shares and 4.21% for Class B and Class C shares, excluding sales charges. The fund's benchmark, the MSCI EAFE--Registered Trademark-- Index, returned 5.53% over the same time frame. In a comparison with U.S. stocks, however, the S&P 500--frequently used as a general measure of U.S. stock market performance--returned 2.31%.

   As the chart below illustrates, over the longer term, the fund has outperformed its benchmark since the fund's inception.

WHAT DIFFERENTIATED FOREIGN STOCKS FROM THEIR U.S. PEERS?

There are many ways to answer that question, depending on which region or country in the world you consider. However, as a group, foreign stocks have a common denominator--they are decidedly cheaper than their U.S. counterparts. And the gap is getting wider. As of March 31, 2002, foreign stocks were selling at a 34% discount to U.S. stocks. That's significant as the discount averaged only 9% in the 1990s and foreign stocks actually traded at a premium in the 1980s.

   In the past, many believed that foreign companies deserved lower valuations, as they sometimes have slower and less consistent earnings growth than U.S. firms. However, some now contend that the corporate profitability of many foreign companies is edging closer to that of U.S. firms. If that's the case, lower stock valuations for foreign stocks makes them attractive.

WHAT WERE SOME OTHER TRENDS IN INTERNATIONAL MARKETS?

International value stocks outperformed international growth stocks, while international small-cap stocks bested their large-cap peers.

   Given the preference for value and smaller-capitalization stocks, it would seem that AIM International Equity Fund's growth-oriented style of investing in mid- and large-cap companies would have been out of favor. But despite the value/capitalization bias, the fund's earnings-momentum approach was back in vogue. Indeed, in 2002, investors once again began rewarding companies that had better-than-expected earnings--a positive for the fund, since a number of its largest holdings had earnings that surprised to the upside.

WHAT HAPPENED IN EUROPEAN MARKETS?

At the start of the year, European markets were hampered by negative corporate news in the United States as well as rising unemployment data. Economic conditions began to stabilize, however, and by March many European markets were higher. Economic data has continued to improve year-to-date, with business confidence in Germany rising and retail sales in the United Kingdom increasing at their fastest rate in more than two years. A majority of European companies reported stronger-than-expected earnings through April.

   Also, there was a wide divergence in international industry performance.

================================================================================

FUND AT A GLANCE

AIM International Equity Fund is for shareholders who seek long-term growth of capital. The fund invests in a diversified portfolio of international equity securities of companies with strong earnings momentum.

                                   [GRAPHIC]

INVESTMENT STYLE: GROWTH (Focuses on the growth of a company's earnings, the most tangible measure of growth and success)

o Invests in companies with earnings that are projected to grow faster than the market

o Invests in rapidly growing large and mid-sized foreign companies in developed Europe and the Pacific Rim

o Focuses first on companies, not countries, realizing that earnings growth can occur anywhere

================================================================================

PERFORMANCE SINCE INCEPTION

Fund has beaten index 4/7/92--4/30/02
Average Annual Total Returns

                                   [BAR CHART]

Fund Class A Shares at NAV                                 8.05%

MSCI EAFE--Registered Trademark-- Index                    5.86%

*Index return from 3/31/92--4/30/02

The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

================================================================================

PORTFOLIO COMPOSITION

As of 4/30/02, based on total net assets

===========================================================================================================================
TOP 10 EQUITY HOLDINGS                           TOP 10 INDUSTRIES                                TOP 10 COUNTRIES
---------------------------------------------------------------------------------------------------------------------------
 1. Altana A.G. (Germany)                  3.0%   1. Banks                                14.9%    1. France          15.1%

 2. Royal Bank of Scotland Group PLC              2. Pharmaceuticals                      12.9     2. United Kingdom  14.5
    (United Kingdom)                       3.0
                                                  3. Integrated Oil & Gas                  6.2     3. Japan           12.5
 3. BNP Paribas S.A. (France)              2.8
                                                  4. Electronic Equipment & Instruments    5.5     4. Canada           8.5
 4. Reckitt Benckiser PLC (United Kingdom) 2.4
                                                  5. Automobile Manufacturers              5.1     5. Germany          8.3
 5. Bank of Ireland (Ireland)              2.1
                                                  6. Wireless Telecommunication Services   2.9     6. Italy            4.8
 6. Samsung Electronics Co., Ltd.
    (South Korea)                          2.1    7. Diversified Commercial Services       2.7     7. Switzerland      4.6

 7. Teva Pharmaceutical                           8. Employment Services                   2.6     8. South Korea      3.9
    Industries Ltd. - ADR (Israel)         2.0
                                                  9. Food Retail                           2.6     9. Spain            3.1
 8. Banco Popular Espanol S.A. (Spain)     1.9
                                                 10. Household Products                    2.5    10. Mexico           3.0
 9. Autostrade-Concessioni e Construzioni
    Autostrade S.p.A (Italy)               1.9

10. Loblaw Cos. Ltd. (Canada)              1.8

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.

===========================================================================================================================

Information technology and telecommunications sectors declined significantly, while strong consumer demand led the consumer staples sector (food, beverage, tobacco, household products) to positive gains.

HOW DID ASIAN AND LATIN AMERICAN MARKETS PERFORM?

Asian markets were the best-performing world markets both late last year and in 2002. Markets within the region have enjoyed success due in part to upward revisions to economic growth and corporate earnings, as well as interest-rate reductions in some countries. Latin American markets, sans beleaguered Argentina, also proved exceptionally resilient.

IN WHAT REGIONS/COUNTRIES DID THE FUND HAVE THE GREATEST EXPOSURE?

The fund focuses on companies, not countries. This is especially true now that Europe is highly integrated and more economically balanced. We invest in most major European markets. In Asia, we currently prefer markets that are geared toward a U.S. economic recovery, namely South Korea and Taiwan. We also favor Asian economies based on domestic consumption, such as China and Hong Kong. The Japanese economy, however, is still weak economically, so we continue to be underweight there compared to our benchmark. In Latin America, as of the end of the reporting cycle, we were only invested in Mexico and Brazil.

CAN YOU DISCUSS SOME PARTICULAR HOLDINGS?

We'll mention three stocks--the first two had earnings surprises and contributed to the fund's positive performance; the other has suffered recently.

   ALTANA is a German pharmaceutical company whose ulcer drug Protonix/ Pantoprazol is gaining market share globally, but especially in the U.S. Altana's positive earnings momentum from this drug and promising pipeline benefited the fund.

   SAMSUNG ELECTRONICS, a South Korean firm, is the world's largest DRAM memory chipmaker. The company continues to report stronger-than-expected earnings and has been able to gain market share and improve margins through increased product quality and low production costs.

   FUJI PHOTO FILM is Japan's leading photographic film producer. The company also makes a range of cameras, digital imaging products and information systems equipment such as floppy disks, medical imaging products and industrial films. Fuji Photo, however, like several other Japanese securities, has recently detracted from performance.

WHAT WERE CONDITIONS LIKE AT THE END OF THE REPORTING PERIOD?

International stock valuations stood at significantly lower levels than their U.S. peers--providing a world of investment opportunities beyond American soil. And at the end of April, the seemingly impregnable U.S. dollar began showing ever-so-slight signs of weakness. Should this weakness continue, nondollar investments could begin to look quite rewarding.

     PORTFOLIO MANAGEMENT TEAM

     Dale Griffin III
     Jason T. Holzer
     Clas G. Olsson
     Barrett K. Sides

          See important fund and index disclosures inside front cover.

BOND FUNDS CAN DIVERSIFY YOUR PORTFOLIO

Soaring equity markets in the 1990s focused media attention on stocks and stock funds.

   But don't overlook bond funds. Because bonds often behave differently than stocks, adding bond funds to your portfolio can potentially:

o   Reduce the risk associated with investing only in stock funds

o   Enhance total returns

o   Provide a steady source of income

   Here are a few of bonds' more important characteristics.

HOW BONDS DIFFER FROM STOCKS

Stocks represent ownership in a company; bonds are debt obligations. When you buy a bond, you lend money to a government, agency or company. In return, the borrower agrees to pay you back on a specific date. The borrower also agrees to pay you interest, usually at specific intervals, until the obligation is retired.

   A bond's maturity is determined by the date when the entire loan and the last interest payment are due. If a bond was issued on January 1, 2000, and the entire loan must be paid off by January 1, 2030, the bond has a maturity of 30 years.

SEVERAL FACTORS DETERMINE INTEREST RATES, BOND PRICES

Generally, bonds with longer maturities have higher interest rates. That's because there is usually a greater risk that a borrower will default on a loan over a long period than a short period. Also, it is almost impossible to predict economic conditions many years in the future. Hence, bonds with longer maturities usually must offer higher interest rates to attract buyers.

   But probably the most important factor determining a bond's interest rate is the perceived ability of the borrower to repay. Several credit-rating agencies, including Standard & Poor's (S&P), assess this ability and assign a rating to a bond issue. S&P's highest rating is AAA; its lowest is D. Generally, the lower a bond's rating, the higher its interest rate.

   Prevailing interest rates also are important in determining the rates of newly issued bonds and are a key factor affecting bond prices. For instance, if you own a bond with an interest rate of 7% and the current interest rate for new bonds of similar quality and maturity is 6%, your bond is likely to command a price higher than its face value in the marketplace. Conversely, the market price of your bond will likely drop below face value if interest rates for new bonds of similar quality and maturity rise above 7%.

PRICES VS. YIELDS

Bond prices and yields move in opposite directions. That's because a bond's yield is determined by dividing its interest rate by its current market value. For example, if the market price of a bond with a face value of $1,000 and a 10% interest rate drops to $500, its yield rises to 20%.

   In assessing bond-market trends, analysts tend to quote yields rather than prices. Thus, if analysts report that yields are falling, that means prices are rising; if yields are rising, bond prices are falling. While the financial media tend to focus on the U.S. Treasury market, there are other types of bonds.

                                   [GRAPHIC]

U.S. GOVERNMENT/AGENCY ISSUES

U.S. Treasury bills, notes and bonds are considered the safest fixed-income investments because they are backed by the full faith and credit of the U.S. government. Treasury bills have maturities of less than one year; Treasury notes from one to 10 years; Treasury bonds have maturities exceeding 10 years. Historically, the 30-year Treasury has been the benchmark for the performance of the bond market in general. Many analysts now prefer to use the 10-year Treasury note.

   Early in 2000, the U.S. Treasury began buying back its longer-maturity bonds, including its 30-year issues. The federal-government surplus was allowing the Treasury to retire some of its debt prematurely. The perception is that the Treasury may eventually retire all of its 30-year bonds and discontinue issuing them.

   In addition to the Treasury, Congress has authorized certain federal-government agencies, such as the Government National Mortgage Association (Ginnie Mae), to issue marketable debt securities. Agency-like corporations operating under government charters, such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), also issue bonds.

   Government-Sponsored Enterprises (GSEs) like Fannie Mae and Freddie Mac have been the subject of controversy. Though shareholder-owned, Freddie Mac and Fannie Mae operate under federal charters that help ensure that lenders such as savings and loans have enough money to make new loans and keep mortgage rates affordable. Those federal charters exempt GSEs from state and local corporate income taxes, give them a $2.25 billion line of credit with the Treasury and allow them to borrow at lower interest rates than similarly rated corporations. This "implied government guarantee" has been called into question. This GSE debate will likely not be resolved soon.

                                   [GRAPHIC]

MUNICIPAL BONDS

Municipal bonds (munis) are issued by state and local governments, including cities, school districts and similar entities. Income from these bonds is generally exempt from federal income taxes. Additionally, municipal bonds issued in a state are usually exempt from state income taxes in that state. Munis include revenue bonds, which are supported with income from projects (such as toll roads) and general obligation (GO) bonds, which are funded by tax dollars.

   Because they are supported by tax dollars, GO bonds tend to be more susceptible to the political climate than revenue bonds. Sometimes, state and local governments find it difficult to raise taxes to support bond issues. This has been less of an issue recently as many state and local governments have had revenue surpluses. Retiring revenue bonds is largely dependent on the project's ability to generate sufficient income.

                                   [GRAPHIC]

CORPORATE BONDS

Corporate bonds are issued by companies raising money for working capital or for capital expenditures such as plant construction or equipment purchases.
U.S. government bonds are generally exempt from state income taxes, and municipal bonds are usually exempt from federal income taxes. Corporate bonds are fully taxable. Corporate bonds, whether investment- or non-investment-grade, generally have higher yields than Treasury issues of the same maturity. The difference between these yields is often referred to as the spread. When yield differentials are significant, spreads are said to be wide; when they are close together, spreads are narrow.

                                   [GRAPHIC]

HIGH-YIELD BONDS

High yield or junk bonds are below investment-grade--that is, they have been assigned a rating of BB or lower from a credit-rating agency such as Standard & Poor's based on an evaluation of the issuer's ability to pay off its indebtedness. High-yield bonds are considered riskier than investment-grade bonds, so they generally have higher interest rates. Junk bonds may include municipal and corporate debt securities and the government bonds of certain nations.

   Unlike other types of bonds, high-yield securities tend to benefit from a robust, rapidly growing economy. When the issuers of high-yield bonds experience greater revenue intake, they are better able to meet their debt obligations. Conversely, high-yield bonds tend to underperform during periods of economic uncertainty when investors tend to prefer higher-quality bonds, particularly Treasuries.

                                   [GRAPHIC]

FOREIGN BONDS

Foreign bonds include debt securities issued by non-U.S. governments, corporations, cities and other entities in both developed and developing nations. They can be denominated in U.S. dollars or foreign currencies. They are fully taxable in the United States, and the strength of the dollar relative to other currencies will affect returns for U.S. investors. It is important to note that investing in developing nations involves greater risk than investing in developed markets.

BOND MUTUAL FUNDS ALSO VARIED

Just as there are different types of bonds, there are different types of bond mutual funds. Some invest in only one type of bond, such as U.S. Treasury securities. Others invest in a variety of issues, such as foreign-government bonds and domestic corporate bonds. Some invest in a combination of stocks and bonds. There are bond funds for both conservative and more aggressive investors.

   When investing in bond funds, remember that an investment's return is linked to its risk. For bond funds, risk is directly related to a fund's maturity and credit structure. The higher the return, the higher the risk. Conversely, relatively safe investments offer relatively lower returns.

   A fund's prospectus and statement of additional information discuss in more detail the types of bonds contained in its portfolio and risk factors associated with these securities.

   Your financial advisor is the best person to contact if you have any questions about investing in bonds or a bond fund.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)


                                                                MARKET
                                                 SHARES         VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-93.92%

AUSTRALIA-1.70%

AMP Ltd. (Multi-Line Insurance)                 1,014,400   $   10,041,887
--------------------------------------------------------------------------
BHP Billiton Ltd. (Diversified Metals &
  Mining)                                       2,625,000       15,260,805
--------------------------------------------------------------------------
Coles Myer Ltd. (Food Retail)                   2,440,400       10,010,145
==========================================================================
                                                                35,312,837
==========================================================================

BRAZIL-0.49%

Companhia de Bebidas das Americas-ADR
  (Brewers)                                       483,100       10,130,607
==========================================================================

CANADA-8.46%

Bank of Nova Scotia (Banks)                       525,360       18,070,240
--------------------------------------------------------------------------
Biovail Corp. (Pharmaceuticals)(a)                411,300       15,534,801
--------------------------------------------------------------------------
Canadian National Railway Co. (Railroads)         505,600       23,982,557
--------------------------------------------------------------------------
Canadian Pacific Railway Ltd. (Railroads)         633,000       13,196,749
--------------------------------------------------------------------------
Loblaw Cos. Ltd. (Food Retail)                    981,800       37,400,414
--------------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                    1,052,100       30,573,617
--------------------------------------------------------------------------
Rogers Communications, Inc.-Class B
  (Broadcasting & Cable TV)                       701,000        8,522,837
--------------------------------------------------------------------------
Shaw Communications Inc.-Class B
  (Broadcasting & Cable TV)                       794,800       12,668,154
--------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)        457,800       15,906,981
==========================================================================
                                                               175,856,350
==========================================================================

DENMARK-0.41%

Novo Nordisk A.S.-Class B (Pharmaceuticals)       288,544        8,458,114
==========================================================================

FRANCE-15.14%

Accor S.A. (Hotels)(a)                            415,000       16,759,864
--------------------------------------------------------------------------
Altran Technologies S.A. (IT Consulting &
  Services)                                       498,640       26,036,238
--------------------------------------------------------------------------
Aventis S.A. (Pharmaceuticals)                    398,300       28,273,211
--------------------------------------------------------------------------
BNP Paribas S.A. (Banks)                        1,111,200       58,020,752
--------------------------------------------------------------------------
Credit Agricole S.A. (Banks)                    1,109,200       23,426,154
--------------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                  656,600       32,628,949
--------------------------------------------------------------------------
Publicis Groupe S.A. (Advertising)                691,600       21,106,577
--------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)          559,500       35,787,166
--------------------------------------------------------------------------
Thomson Multimedia (Consumer Electronics)(a)      413,000       11,284,229
--------------------------------------------------------------------------
TotalFinaElf S.A. (Integrated Oil & Gas)          245,744       37,211,060
--------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)           377,800       24,148,126
==========================================================================
                                                               314,682,326
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE


GERMANY-8.27%

Allianz A.G. (Multi-Line Insurance)                77,660   $   18,247,401
--------------------------------------------------------------------------
Altana A.G. (Pharmaceuticals)                   1,130,440       63,197,842
--------------------------------------------------------------------------
Bayerische Motoren Werke A.G. (Automobile
  Manufacturers)                                  591,466       23,588,300
--------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft
  A.G. (Reinsurance)                              106,500       26,366,072
--------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)       43,450       19,323,236
--------------------------------------------------------------------------
Schering A.G. (Pharmaceuticals)                   346,900       21,111,259
==========================================================================
                                                               171,834,110
==========================================================================

HONG KONG-1.46%

Cheung Kong Holdings Ltd. (Real Estate
  Management & Development)                     1,080,000       10,281,956
--------------------------------------------------------------------------
China Mobile Ltd. (Wireless Telecommunication
  Services)(a)                                  3,090,000       10,122,899
--------------------------------------------------------------------------
CNOOC Ltd.-ADR (Oil & Gas Exploration &
  Production)                                     379,100        9,913,465
==========================================================================
                                                                30,318,320
==========================================================================

INDIA-1.20%

Infosys Technologies Ltd. (IT Consulting &
  Services)                                       330,228       24,900,393
==========================================================================

IRELAND-2.11%

Bank of Ireland (Banks)                         3,772,400       43,809,730
==========================================================================

ISRAEL-2.01%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               745,300       41,744,253
==========================================================================

ITALY-4.84%

Autostrade-Concessioni e Costruzioni
  Autostrade S.p.A (Highways & Railtracks)      4,765,400       38,696,263
--------------------------------------------------------------------------
ENI S.p.A. (Integrated Oil & Gas)               2,431,749       37,325,554
--------------------------------------------------------------------------
Luxottica Group S.p.A.-ADR (Health Care
  Supplies)                                        84,100        1,690,410
--------------------------------------------------------------------------
UniCredito Italiano S.p.A. (Banks)(a)           4,935,100       22,880,542
==========================================================================
                                                               100,592,769
==========================================================================

JAPAN-12.51%

Banyu Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               510,000        6,814,809
--------------------------------------------------------------------------
Crayfish Co., Ltd.-ADR (Internet Software &
  Services)(a)                                     89,430          760,155
--------------------------------------------------------------------------
Eisai Co., Ltd. (Pharmaceuticals)                 386,000        9,907,443
--------------------------------------------------------------------------
Fuji Photo Film Co., Ltd. (Photographic
  Products)                                       468,000       14,851,365
--------------------------------------------------------------------------


                                                                MARKET
                                                 SHARES         VALUE
JAPAN-12.51%-(CONTINUED)

Fujisawa Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               889,000   $   21,711,597
--------------------------------------------------------------------------
Hirose Electric Co., Ltd. (Electronic
  Equipment & Instruments)                        234,000       18,291,203
--------------------------------------------------------------------------
Honda Motor Co., Ltd. (Automobile
  Manufacturers)                                  371,100       16,625,465
--------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment &
  Instruments)                                    428,800       31,884,017
--------------------------------------------------------------------------
Kao Corp. (Household Products)                    121,000        2,362,215
--------------------------------------------------------------------------
Keyence Corp. (Electronic Equipment &
  Instruments)                                     58,800       11,886,225
--------------------------------------------------------------------------
Nitto Denko Corp. (Electrical Components &
  Equipment)                                      642,700       21,145,065
--------------------------------------------------------------------------
NTT DoCoMo, Inc. (Wireless Telecommunication
  Services)(a)                                      5,988       15,229,649
--------------------------------------------------------------------------
Ricoh Co., Ltd. (Office Electronics)              920,000       17,137,746
--------------------------------------------------------------------------
SEGA Corp. (Consumer Electronics)(a)              709,000       15,881,777
--------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.
  (Pharmaceuticals)                               336,000       14,687,097
--------------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)     518,500       14,114,879
--------------------------------------------------------------------------
Trend Micro Inc. (Application Software)(a)        991,400       26,679,972
==========================================================================
                                                               259,970,679
==========================================================================

MEXICO-2.95%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)           903,100       16,842,815
--------------------------------------------------------------------------
Coca-Cola Femsa, S.A. de C.V.-ADR (Soft
  Drinks)                                         187,000        5,194,860
--------------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V.- Class L-ADR
  (Integrated Telecommunication Services)         437,500       16,555,000
--------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series C
  (General Merchandise Stores)                  8,136,200       22,762,838
==========================================================================
                                                                61,355,513
==========================================================================

NETHERLANDS-1.73%

Gucci Group N.V. (Apparel & Accessories)           56,200        5,438,860
--------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.
  (Consumer Electronics)                          544,800       16,807,934
--------------------------------------------------------------------------
TPG N.V. (Air Freight & Couriers)                 637,545       13,803,495
==========================================================================
                                                                36,050,289
==========================================================================

PORTUGAL-0.72%

Portugal Telecom, SGPS, S.A. (Integrated
  Telecommunication Services)                   2,044,000       14,904,899
==========================================================================

SOUTH KOREA-3.85%

Kookmin Bank (Banks)                              435,660       19,907,195
--------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment & Instruments)                        144,700       42,882,389
--------------------------------------------------------------------------
SK Telecom Co., Ltd. (Wireless
  Telecomunication Services)                       78,120       15,242,188
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE

SOUTH KOREA-3.85%-(CONTINUED)

SK Telecom Co., Ltd.-ADR (Wireless
  Telecommunication Services)                      96,300   $    2,059,857
==========================================================================
                                                                80,091,629
==========================================================================

SPAIN-3.10%

Banco Popular Espanol S.A. (Banks)                985,300       40,368,113
--------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)                                    1,170,900       24,128,411
==========================================================================
                                                                64,496,524
==========================================================================

SWEDEN-0.97%

Securitas A.B.-Class B (Diversified
  Commercial Services)                          1,080,900       20,130,651
==========================================================================

SWITZERLAND-4.62%

AdDecco S.A. (Employment Services)                439,105       27,825,819
--------------------------------------------------------------------------
Nestle S.A. (Packaged Foods & Meats)              136,065       32,218,173
--------------------------------------------------------------------------
STMicroelectronics N.V. (Semiconductors)          483,900       15,029,269
--------------------------------------------------------------------------
UBS A.G. (Banks)                                  434,760       20,992,121
==========================================================================
                                                                96,065,382
==========================================================================

TAIWAN-2.71%

Compal Electronics Inc. (Computer
  Hardware)(a)                                  5,776,000        7,763,530
--------------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.
  (Electronic Equipment & Instruments)          2,282,000       10,004,730
--------------------------------------------------------------------------
Quanta Computer Inc. (Computer Hardware)        2,105,000        7,103,692
--------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(a)                          12,500,736       31,549,305
==========================================================================
                                                                56,421,257
==========================================================================

UNITED KINGDOM-14.46%

BP PLC (Integrated Oil & Gas)                   2,472,300       21,099,221
--------------------------------------------------------------------------
Capita Group PLC (Employment Services)          4,759,400       26,483,148
--------------------------------------------------------------------------
Diageo PLC (Distillers & Vintners)                931,300       12,366,487
--------------------------------------------------------------------------
Man Group PLC (Diversified Financial
  Services)                                     1,073,000       14,983,166
--------------------------------------------------------------------------
Marks & Spencer Group PLC (Department Stores)     911,200        5,272,816
--------------------------------------------------------------------------
Next PLC (Department Stores)                    2,352,300       35,675,753
--------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)      2,835,760       50,220,856
--------------------------------------------------------------------------
Rentokil Initial PLC (Diversified Commercial
  Services)                                     9,090,800       35,843,279
--------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)        2,185,400       62,689,440
--------------------------------------------------------------------------
Shell Transport & Trading Co. PLC (Integrated
  Oil & Gas)                                    2,437,400       17,355,205
--------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)       2,087,500       11,881,900
--------------------------------------------------------------------------
Tesco PLC (Food Retail)                         1,772,700        6,795,624
==========================================================================
                                                               300,666,895
==========================================================================


                                                                MARKET
                                                 SHARES         VALUE

UNITED STATES-0.21%

JDS Uniphase Corp. (Telecommunications
  Equipment)(a)                                 1,012,200   $    4,392,948
==========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $1,751,418,247)                        1,952,186,475
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE


MONEY MARKET FUNDS-0.76%

STIC Liquid Assets Portfolio(b)                 7,842,095   $    7,842,095
--------------------------------------------------------------------------
STIC Prime Portfolio(b)                         7,842,095        7,842,095
==========================================================================
    Total Money Market Funds (Cost
      $15,684,190)                                              15,684,190
==========================================================================
TOTAL INVESTMENTS--94.68% (Cost
  $1,767,102,437)                                            1,967,870,665
==========================================================================
OTHER ASSETS LESS LIABILITIES--5.32%                           110,612,996
==========================================================================
NET ASSETS-100.00%                                          $2,078,483,661
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Pfd.   - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $1,767,102,437)*                                  $1,967,870,665
------------------------------------------------------------------
Foreign currencies, at value (cost $19,912,959)         19,908,997
------------------------------------------------------------------
Receivables for:
  Investments sold                                      27,486,131
------------------------------------------------------------------
  Capital stock sold                                    81,036,388
------------------------------------------------------------------
  Dividends                                              4,761,383
------------------------------------------------------------------
Investment for deferred compensation plan                   86,522
------------------------------------------------------------------
Collateral for securities loaned                       206,548,261
------------------------------------------------------------------
Other assets                                                78,232
==================================================================
    Total assets                                     2,307,776,579
__________________________________________________________________
==================================================================

LIABILITIES:

Payables for:
  Investments purchased                                 13,407,186
------------------------------------------------------------------
  Capital stock reacquired                               6,382,348
------------------------------------------------------------------
  Deferred compensation plan                                86,522
------------------------------------------------------------------
  Collateral upon return of securities loaned          206,548,261
------------------------------------------------------------------
Accrued distribution fees                                1,622,536
------------------------------------------------------------------
Accrued directors' fees                                      2,021
------------------------------------------------------------------
Accrued transfer agent fees                                780,986
------------------------------------------------------------------
Accrued operating expenses                                 463,058
==================================================================
    Total liabilities                                  229,292,918
==================================================================
Net assets applicable to shares outstanding         $2,078,483,661
__________________________________________________________________
==================================================================

NET ASSETS:

Class A                                             $1,364,140,379
__________________________________________________________________
==================================================================
Class B                                             $  559,291,372
__________________________________________________________________
==================================================================
Class C                                             $  155,041,895
__________________________________________________________________
==================================================================
Institutional Class                                 $       10,015
__________________________________________________________________
==================================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                           480,000,000
------------------------------------------------------------------
  Outstanding                                           90,298,841
__________________________________________________________________
==================================================================
Class B:
  Authorized                                           240,000,000
------------------------------------------------------------------
  Outstanding                                           38,959,210
__________________________________________________________________
==================================================================
Class C:
  Authorized                                           240,000,000
------------------------------------------------------------------
  Outstanding                                           10,790,261
__________________________________________________________________
==================================================================
Institutional Class:
  Authorized                                           240,000,000
------------------------------------------------------------------
  Outstanding                                                  663
__________________________________________________________________
==================================================================
Class A:
  Net asset value per share                         $        15.11
------------------------------------------------------------------
  Offering price per share:
    (Net asset value of $15.11 divided by 94.50%)   $        15.99
__________________________________________________________________
==================================================================
Class B:
  Net asset value and offering price per share      $        14.36
__________________________________________________________________
==================================================================
Class C:
  Net asset value and offering price per share      $        14.37
__________________________________________________________________
==================================================================
Institutional Class:
  Net asset value and offering price per share      $        15.11
__________________________________________________________________
==================================================================

* At April 30, 3002, securities with an aggregate market value of $197,459,022 were on loan to brokers.

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $1,133,267)                                         $  8,636,184
------------------------------------------------------------------
Dividends from affiliated money market funds               814,046
------------------------------------------------------------------
Interest                                                    16,575
------------------------------------------------------------------
Security lending income                                    342,227
==================================================================
    Total investment income                              9,809,032
==================================================================

EXPENSES:

Advisory fees                                            9,755,066
------------------------------------------------------------------
Administrative services fees                               145,306
------------------------------------------------------------------
Custodian fees                                             801,198
------------------------------------------------------------------
Distribution fees -- Class A                             2,063,283
------------------------------------------------------------------
Distribution fees -- Class B                             2,894,654
------------------------------------------------------------------
Distribution fees -- Class C                               789,332
------------------------------------------------------------------
Interest                                                     2,238
------------------------------------------------------------------
Transfer agent fees -- Class A                           2,451,644
------------------------------------------------------------------
Transfer agent fees -- Class B                           1,037,475
------------------------------------------------------------------
Transfer agent fees -- Class C                             282,905
------------------------------------------------------------------
Directors' fees                                              9,630
------------------------------------------------------------------
Other                                                      369,736
==================================================================
    Total expenses                                      20,602,467
==================================================================
Less: Fees waived                                         (413,817)
------------------------------------------------------------------
    Expenses paid indirectly                               (14,098)
==================================================================
    Net expenses                                        20,174,552
==================================================================
Net investment income (loss)                           (10,365,520)
==================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                (64,085,761)
------------------------------------------------------------------
  Foreign currencies                                      (672,561)
==================================================================
                                                       (64,758,322)
==================================================================
Change in net unrealized appreciation of:
  Investment securities                                183,418,210
------------------------------------------------------------------
  Foreign currencies                                       195,237
==================================================================
                                                       183,613,447
==================================================================
Net gain from investment securities and foreign
  currencies                                           118,855,125
==================================================================
Net increase in net assets resulting from
  operations                                          $108,489,605
__________________________________________________________________
==================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002 AND THE YEAR ENDED OCTOBER 31, 2001 (UNAUDITED)

                                                                APRIL 30,         OCTOBER 31,
                                                                   2002              2001
                                                              --------------    ---------------
OPERATIONS:

  Net investment income (loss)                                $  (10,365,520)   $    (8,288,201)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           (64,758,322)      (324,500,383)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 183,613,447       (590,577,572)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  108,489,605       (923,366,156)
===============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                 --       (156,825,052)
-----------------------------------------------------------------------------------------------
  Class B                                                                 --        (70,681,276)
-----------------------------------------------------------------------------------------------
  Class C                                                                 --        (18,156,188)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (118,050,390)      (180,428,359)
-----------------------------------------------------------------------------------------------
  Class B                                                        (76,549,275)       (46,358,665)
-----------------------------------------------------------------------------------------------
  Class C                                                        (17,666,575)           589,170
-----------------------------------------------------------------------------------------------
  Institutional Class                                                 10,000                 --
===============================================================================================
    Net increase (decrease) in net assets                       (103,766,635)    (1,395,226,526)
===============================================================================================

NET ASSETS:

  Beginning of period                                          2,182,250,296      3,577,476,822
===============================================================================================
  End of period                                               $2,078,483,661    $ 2,182,250,296
===============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $2,304,624,967    $ 2,516,881,207
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                     (10,525,577)          (160,057)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (416,335,753)      (351,577,431)
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           200,720,024         17,106,577
===============================================================================================
                                                              $2,078,483,661    $ 2,182,250,296
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Equity Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers four different classes of shares:
Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund's capital loss carryforward of $328,198,427 as of October 31, 2001 is broken down by expiration date as follows:

CAPITAL LOSS
CARRYFORWARD                                                     EXPIRATION
------------                                                  ----------------
$11,425,187                                                   October 31, 2008
------------------------------------------------------------------------------
316,773,240                                                   October 31, 2009
==============================================================================
$328,198,427
______________________________________________________________________________
==============================================================================


E. CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation.

     Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to those classes' operations. Transfer agency expenses directly attributable to the Institutional Class shares are charged to that class' operations. All other expenses including transfer agency expenses for all classes except the Institutional Class shares, are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $1 billion of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $1 billion. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.05% on net assets in excess of $500 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended April 30, 2002, AIM waived fees of $413,817.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2002, AIM was paid $145,306 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2002, AFS was paid $1,509,009 for such services.

  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and the Institutional Class shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2002, the Class A, Class B and Class C shares paid AIM Distributors $2,063,283, $2,894,654 and $789,332, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $72,770 from sales of the Class A shares of the Fund during the six months ended April 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2002, AIM Distributors retained $146,207, $7 and $19,056 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended April 30, 2002, the Fund paid legal fees of $6,355 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $12,065 and reductions in custodian fees of $2,033 under expense offset arrangement which resulted in a reduction of the Fund's total expenses of $14,098

NOTE 4--DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

  Effective May 21, 2002, the Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At April 30, 2002, securities with an aggregate value of $197,459,022 were on loan to brokers. The loans were secured by cash collateral of $206,548,261 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the six months ended April 30, 2002, the Fund received fees of $342,227 for securities lending.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2002 was $857,987,620 and $1,001,719,112 respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $312,018,086
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (116,386,996)
===========================================================
Net unrealized appreciation of investment
  securities                                   $195,631,090
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $1,772,239,575.


NOTE 8--CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 2002 and the year ended October 31, 2001 were as follows:

                                                                     SIX MONTHS ENDED                     YEAR ENDED
                                                                        APRIL 30,                        OCTOBER 31,
                                                                           2002                              2001
                                                              ------------------------------    ------------------------------
                                                                 SHARES           AMOUNT           SHARES           AMOUNT
                                                              ------------    --------------    ------------    --------------
Sold:
  Class A                                                      188,357,034    $2,757,027,355     175,580,029    $2,950,679,623
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        1,806,106        25,244,047       4,979,371        82,782,098
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                        5,522,030        76,377,346      14,086,051       222,470,653
------------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                                663            10,000              --                --
==============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                                -                 -       7,606,981       146,967,008
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                -                 -       3,458,005        64,111,410
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                                -                 -         924,281        17,145,423
==============================================================================================================================
Issued in connection with acquisitions:*
  Class A                                                                -                 -       2,217,146        33,310,375
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                -                 -       1,619,058        23,291,645
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                                -                 -         232,554         3,348,737
==============================================================================================================================
Reacquired:
  Class A                                                     (195,246,670)   (2,875,077,745)   (195,871,662)   (3,311,385,365)
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (7,271,402)     (101,793,322)    (13,584,017)     (216,543,818)
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (6,758,940)      (94,043,921)    (15,412,641)     (242,375,643)
==============================================================================================================================
                                                               (13,591,179)   $ (212,256,240)    (14,164,844)   $ (226,197,854)
______________________________________________________________________________________________________________________________
==============================================================================================================================

* As of the close of business on September 07, 2001, the Fund acquired all the net assets of AIM Japan Growth Fund pursuant to a plan of reorganization approved by AIM Japan Growth Fund shareholders on August 17, 2001. The acquisition was accomplished by a tax-free exchange of 4,068,758 shares of the Fund for 9,652,967 shares of AIM Japan Growth Fund outstanding as of the close of business on September 07, 2001. AIM Japan Growth Fund net assets at that date of $59,950,757 including $(9,557,579) of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,282,502,806.
** Institutional Class shares commenced sales on March 15, 2002.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                  CLASS A
                                           --------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED                          YEAR ENDED OCTOBER 31,
                                             APRIL 30,         ------------------------------------------------------------------
                                               2002               2001        2000(a)         1999        1998(a)       1997(a)
                                           ----------------    ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period          $    14.45       $    21.60    $    21.73    $    17.59    $    16.64    $    15.37
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                     (0.06)           (0.01)         0.08         (0.03)         0.05          0.04
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)                  0.72            (5.66)         0.72          4.49          0.96          1.68
=================================================================================================================================
    Total from investment operations                0.66            (5.67)         0.80          4.46          1.01          1.72
=================================================================================================================================
Less distributions:
  Dividends from net investment income                --               --            --         (0.11)        (0.06)        (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains               --            (1.48)        (0.93)        (0.21)           --         (0.43)
=================================================================================================================================
    Total distributions                               --            (1.48)        (0.93)        (0.32)        (0.06)        (0.45)
=================================================================================================================================
Net asset value, end of period(b)             $    15.11       $    14.45    $    21.60    $    21.73    $    17.59    $    16.64
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                     4.57%          (27.96)%        3.16%        25.73%         6.11%        11.43%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                    $1,364,140       $1,404,269    $2,325,636    $2,058,419    $1,724,635    $1,577,390
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                                  1.67%(c)         1.57%         1.44%         1.48%         1.45%         1.47%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                               1.71%(c)         1.61%         1.48%         1.52%         1.49%         1.51%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                            (0.74)%(c)       (0.04)%        0.30%        (0.14)%        0.28%         0.24%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                               43%              85%           87%           86%           78%           50%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for period less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,386,921,157.


                                                                                    CLASS B
                                               ----------------------------------------------------------------------------------
                                               SIX MONTHS
                                                 ENDED                               YEAR ENDED OCTOBER 31,
                                               APRIL 30,       ------------------------------------------------------------------
                                                  2002            2001        2000(a)       1999(a)       1998(a)       1997(a)
                                               ----------      ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period           $   13.78       $    20.81    $    21.11    $    17.13    $    16.27    $    15.13
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                     (0.11)           (0.13)        (0.11)        (0.17)        (0.09)        (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        0.69            (5.42)         0.74          4.36          0.95          1.66
=================================================================================================================================
    Total from investment operations                0.58            (5.55)         0.63          4.19          0.86          1.57
=================================================================================================================================
Less distributions from net realized gains            --            (1.48)        (0.93)        (0.21)           --         (0.43)
=================================================================================================================================
Net asset value, end of period                 $   14.36       $    13.78    $    20.81    $    21.11    $    17.13    $    16.27
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                     4.21%          (28.48)%        2.42%        24.72%         5.29%        10.61%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $ 559,291       $  612,125    $  997,843    $  887,106    $  744,987    $  678,809
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                  2.37%(c)         2.27%         2.18%         2.27%         2.22%         2.25%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                               2.41%(c)         2.31%         2.22%         2.31%         2.26%         2.28%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                               (1.44)%(c)       (0.75)%       (0.44)%       (0.93)%       (0.49)%       (0.53)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                               43%              85%           87%           86%           78%           50%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for period less than one year.
(c) Ratios are annualized and based on average daily net assets of $583,728,635.


                                                                                       CLASS C
                                                    -----------------------------------------------------------------------------
                                                                                                                   AUGUST 4, 1997
                                                    SIX MONTHS                                                     (DATE SALES
                                                      ENDED                   YEAR ENDED OCTOBER 31,               COMMENCED) TO
                                                    APRIL 30,       -------------------------------------------    OCTOBER 31,
                                                      2002            2001      2000(a)     1999(a)     1998(a)     1997(a)
                                                    ----------      --------    --------    --------    -------    --------------
Net asset value, beginning of period                 $  13.79       $  20.82    $  21.13    $  17.14    $ 16.27       $ 17.64
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (0.11)         (0.13)      (0.11)      (0.17)     (0.09)        (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                             0.69          (5.42)       0.73        4.37       0.96         (1.35)
=================================================================================================================================
    Total from investment operations                     0.58          (5.55)       0.62        4.20       0.87         (1.37)
=================================================================================================================================
Less distributions from net realized gains                 --          (1.48)      (0.93)      (0.21)        --            --
=================================================================================================================================
Net asset value, end of period                       $  14.37       $  13.79    $  20.82    $  21.13    $ 17.14       $ 16.27
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          4.21%        (28.47)%      2.37%      24.76%      5.35%         7.77%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $155,042       $165,857    $253,998    $118,208    $58,579       $12,829
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                       2.37%(c)       2.27%       2.18%       2.27%      2.22%         2.27%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                    2.41%(c)       2.31%       2.22%       2.31%      2.26%         2.30%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                            (1.44)%(c)     (0.75)%     (0.44)%     (0.93)%    (0.49)%       (0.55)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                    43%            85%         87%         86%        78%           50%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for period less than one year.
(c) Ratios are annualized and based on average daily net assets of $159,174,751.
(d)  Annualized


                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  MARCH 15, 2002
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                  APRIL 30, 2002
                                                                -------------------
Net asset value, beginning of period                                  $ 15.09
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                             --
-----------------------------------------------------------------------------------
  Net gain (losses) on securities (both realized and
    unrealized)                                                          0.02
===================================================================================
    Total from investment operations                                     0.02
===================================================================================
Net asset value, end of period                                        $ 15.11
___________________________________________________________________________________
===================================================================================
Total return(a)                                                          0.13%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets end of period (000s omitted)                               $    10
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                       1.13%(b)
-----------------------------------------------------------------------------------
  Without fee waivers                                                    1.17%(b)
===================================================================================
Ratio of net investment income (loss) to average net assets             (0.20)%(b)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate                                                    43%
___________________________________________________________________________________
===================================================================================

(a)  Not annualized for period less than one year.
(b)  Ratios are annualized and based on average daily net assets of $9,991.

BOARD OF TRUSTEES                      OFFICERS                                            OFFICE OF THE FUND
Robert H. Graham                       Robert H. Graham                                    11 Greenway Plaza
                                       Chairman and President                              Suite 100
Frank S. Bayley                                                                            Houston, TX 77046
                                       Carol F. Relihan
Bruce L. Crockett                      Senior Vice President and Secretary                 INVESTMENT ADVISOR
                                                                                           A I M Advisors, Inc.
Albert R. Dowden                       Gary T. Crum                                        11 Greenway Plaza
                                       Senior Vice President                               Suite 100
Edward K. Dunn Jr.                                                                         Houston, TX 77046
                                       Dana R. Sutton
Jack M. Fields                         Vice President and Treasurer                        TRANSFER AGENT
                                                                                           A I M Fund Services, Inc.
Carl Frischling                        Robert G. Alley                                     P.O. Box 4739
                                       Vice President                                      Houston, TX 77210-4739
Prema Mathai-Davis
                                       Stuart W. Coco                                      CUSTODIAN
Lewis F. Pennock                       Vice President                                      State Street Bank and Trust Company
                                                                                           225 Franklin Street
Ruth H. Quigley                        Melville B. Cox                                     Boston, MA 02110
                                       Vice President
Louis S. Sklar                                                                             COUNSEL TO THE FUND
                                       Edgar M. Larsen                                     Ballard Spahr
                                       Vice President                                      Andrews & Ingersoll, LLP
                                                                                           1735 Market Street
                                                                                           Philadelphia, PA 19103

                                                                                           COUNSEL TO THE TRUSTEES
                                                                                           Kramer, Levin, Naftalis & Frankel LLP
                                                                                           919 Third Avenue
                                                                                           New York, NY 10022

                                                                                           DISTRIBUTOR
                                                                                           A I M Distributors, Inc.
                                                                                           11 Greenway Plaza
                                                                                           Suite 100
                                                                                           Houston, TX 77046

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.

    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.

    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

================================================================================

RISK SPECTRUM

                               [PYRAMID GRAPHIC]

                                   AGGRESSIVE
                                     Sector
                                     Equity

                                 International/
                                 Global Equity

                                Domestic Equity

                  Taxable                             Tax-Free
               Fixed-Income                         Fixed-Income

                                  CONSERVATIVE

Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.

Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.

Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.

Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.

Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

================================================================================

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?

    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.

    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.

    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.

    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                                  EQUITY FUNDS

   DOMESTIC EQUITY FUNDS                 INTERNATIONAL/GLOBAL EQUITY FUNDS                  A I M Management Group Inc. has provided
                                                                                            leadership in the mutual fund industry
                                                                                            since 1976 and manages approximately
     MORE AGGRESSIVE                             MORE AGGRESSIVE                            $158 billion in assets for more than 9
                                                                                            million shareholders, including
AIM Small Cap Opportunities(1)          AIM Developing Markets                              individual investors, corporate clients
AIM Mid Cap Opportunities(1)            AIM European Small Company                          and financial institutions.*
AIM Large Cap Opportunities(1)          AIM Asian Growth
AIM Emerging Growth                     AIM International Emerging Growth                       The AIM Family of Funds--Registered
AIM Small Cap Growth(2)                 AIM Global Aggressive Growth                        Trademark-- is distributed nationwide.
AIM Aggressive Growth                   AIM European Development                            AIM is a subsidiary of AMVESCAP PLC,
AIM Mid Cap Growth                      AIM Euroland Growth                                 one of the world's largest independent
AIM Dent Demographic Trends             AIM International Equity                            financial services companies with $400
AIM Constellation                       AIM Global Growth                                   billion in assets under management.*
AIM Large Cap Growth                    AIM Worldwide Spectrum
AIM Weingarten                          AIM Global Trends
AIM Small Cap Equity                    AIM International Value(4)
AIM Capital Development
AIM Mid Cap Equity                                MORE CONSERVATIVE
AIM Select Equity(3)
AIM Value II                                    SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                     MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity               AIM New Technology
AIM Charter                             AIM Global Telecommunications and Technology
AIM Basic Value                         AIM Global Energy(5)
AIM Large Cap Basic Value               AIM Global Infrastructure
AIM Balanced                            AIM Global Financial Services
AIM Basic Balanced                      AIM Global Health Care
                                        AIM Global Utilities
    MORE CONSERVATIVE                   AIM Real Estate(6)

                                                    MORE CONSERVATIVE

                      FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS             TAX-FREE FIXED-INCOME FUNDS

     MORE AGGRESSIVE                            MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                           MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

     MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1) Closed to new investors. (2) On March 18, 2002, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (3) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund.
(5) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (6) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. Please read the prospectus(es) carefully before you invest or send money. If used as sales material after July 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

* As of 3/31/02                                         [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                         INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M DISTRIBUTORS, INC.                                               INT-SAR-1